Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net sales	$5,627	$5,191	$9,805	$9,147
Cost of goods sold	3,010	2,829	5,430	5,098
Research and development expense	293	273	574	553
Selling, general and administrative expenses	998	965	1,731	1,722
Amortization of intangibles	180	176	363	339
Restructuring and asset related charges - net	135	179	235	249
Other income — net	298	89	635	90
Interest expense	7	14	14	24
Income from continuing operations before income taxes	1,302	844	2,093	1,252
Provision for income taxes on continuing operations	284	78	462	205
Income from continuing operations after income taxes	1,018	766	1,631	1,047
(Loss) income from discontinued operations after income taxes	(45)	—	(55)	1

Net income	973	766	1,576	1,048

Net income attributable to noncontrolling interests	3	6	6	16

Net income attributable to Corteva	$970	$760	$1,570	$1,032

Basic earnings per share of common stock:
Basic earnings per share of common stock from continuing operations	$1.37	$1.01	$2.19	$1.37
Basic loss per share of common stock from discontinued operations	(0.06)	—	(0.07)	—
Basic earnings per share of common stock	$1.31	$1.01	$2.12	$1.37

Diluted earnings per share of common stock:
Diluted earnings per share of common stock from continuing operations	$1.37	$1.01	$2.18	$1.37
Diluted loss per share of common stock from discontinued operations	(0.06)	—	(0.07)	—
Diluted earnings per share of common stock	$1.31	$1.01	$2.11	$1.37

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions)
Basic	737.3	749.2	740.3	749.6
Diluted	743.3	751.6	746.4	752.0

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	June 30, 2021	December 31, 2020	June 30, 2020
Assets
Current assets
Cash and cash equivalents	$2,861	$3,526	$2,809
Marketable securities	39	269	60
Accounts and notes receivable, net	6,792	4,926	6,772
Inventories	3,541	4,882	3,589
Other current assets	1,052	1,165	1,192
Total current assets	14,285	14,768	14,422
Investment in nonconsolidated affiliates	68	66	62
Property, plant and equipment	8,343	8,253	7,858
Less: Accumulated depreciation	4,002	3,857	3,565
Net property, plant and equipment	4,341	4,396	4,293
Goodwill	10,207	10,269	10,069
Other intangible assets	10,413	10,747	11,070
Deferred income taxes	442	464	290
Other assets	1,740	1,939	1,974
Total Assets	$41,496	$42,649	$42,180

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$677	$3	$1,529
Accounts payable	3,070	3,615	2,891
Income taxes payable	234	123	369
Deferred revenue	748	2,662	431
Accrued and other current liabilities	2,523	2,145	2,309
Total current liabilities	7,252	8,548	7,529
Long-Term Debt	1,101	1,102	1,102
Other Noncurrent Liabilities
Deferred income tax liabilities	935	893	752
Pension and other post employment benefits - noncurrent	4,767	5,176	6,039
Other noncurrent obligations	1,816	1,867	1,957
Total noncurrent liabilities	8,619	9,038	9,850

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at June 30, 2021 - 734,421,000; December 31, 2020 - 743,458,000; and June 30, 2020 - 748,485,000	7	7	7
Additional paid-in capital	27,682	27,707	27,891
Retained earnings	941	—	508
Accumulated other comprehensive loss	(3,245)	(2,890)	(3,845)
Total Corteva stockholders' equity	25,385	24,824	24,561
Noncontrolling interests	240	239	240
Total equity	25,625	25,063	24,801
Total Liabilities and Equity	$41,496	$42,649	$42,180

Corteva, Inc.
Consolidated Statement of Cash Flows
(Dollars in millions, except per share amounts)

	Six Months Ended June 30,
	2021	2020
Operating activities

Net income	$1,576	$1,048
Adjustments to reconcile net income to cash used for operating activities:
Depreciation and amortization	617	583
Provision for (benefit from) deferred income tax	124	(136)
Net periodic pension and OPEB benefit, net	(641)	(168)
Pension and OPEB contributions	(149)	(167)
Net (gain) loss on sales of property, businesses, consolidated companies, and investments	(1)	30
Restructuring and asset related charges - net	235	249
Other net loss	143	185
Changes in assets and liabilities - net
Accounts and notes receivable	(1,957)	(1,712)
Inventories	1,334	1,271
Accounts Payable	(525)	(717)
Deferred revenue	(1,931)	(2,147)
Other assets and liabilities	532	812
Cash used for operating activities	(643)	(869)
Investing activities
Capital expenditures	(269)	(202)
Proceeds from sales of property, businesses, and consolidated companies - net of cash divested	26	18
Investments in and loans to nonconsolidated affiliates	(1)	—
Purchases of investments	(56)	(361)
Proceeds from sales and maturities of investments	285	298
Other investing activities - net	(2)	(5)
Cash used for investing activities	(17)	(252)
Financing activities
Net change in borrowings (less than 90 days)	254	966
Proceeds from debt	419	2,434
Payments on debt	—	(879)
Repurchase of common stock	(550)	(50)
Proceeds from exercise of stock options	66	17
Dividends paid to stockholders	(192)	(194)
Payments for acquisition of subsidiary's interest from the non-controlling interest	—	(60)
Other financing activities	(24)	(20)
Cash (used for) provided by financing activities	(27)	2,214
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(14)	(95)
(Decrease)/increase in cash, cash equivalents and restricted cash	(701)	998
Cash, cash equivalents and restricted cash at beginning of period	3,873	2,173
Cash, cash equivalents and restricted cash at end of period	$3,172	$3,171

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
SEGMENT NET SALES - SEED	2021	2020	2021	2020
Corn	$2,180	$2,057	$4,068	$3,921
Soybean	1,160	1,085	1,337	1,266
Other oilseeds	271	219	567	467
Other	169	177	300	339
Seed	$3,780	$3,538	$6,272	$5,993

	Three Months Ended June 30,		Six Months Ended June 30,
SEGMENT NET SALES - CROP PROTECTION	2021	2020	2021	2020
Herbicides	$969	$909	$1,955	$1,732
Insecticides	460	445	845	823
Fungicides	311	224	572	453
Other	107	75	161	146
Crop Protection	$1,847	$1,653	$3,533	$3,154

	Three Months Ended June 30,		Six Months Ended June 30,
GEOGRAPHIC NET SALES - SEED	2021	2020	2021	2020
North America [1]	$3,104	$2,903	$4,314	$4,193
EMEA [2]	298	264	1,245	1,145
Latin America	234	206	508	422
Asia Pacific	144	165	205	233
Rest of World [3]	676	635	1,958	1,800
Net Sales	$3,780	$3,538	$6,272	$5,993

	Three Months Ended June 30,		Six Months Ended June 30,
GEOGRAPHIC NET SALES - CROP PROTECTION	2021	2020	2021	2020
North America [1]	$738	$663	$1,271	$1,138
EMEA [2]	412	379	1,067	965
Latin America	354	309	598	527
Asia Pacific	343	302	597	524
Rest of World [3]	1,109	990	2,262	2,016
Net Sales	$1,847	$1,653	$3,533	$3,154

1. Reflects U.S. & Canada
2. Reflects Europe, Middle East, and Africa
3. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021		2021
Net Sales (GAAP)	$5,627		$9,805
Less: Impacts from Currency and Portfolio	130		105
Organic Sales (Non-GAAP)	$5,497		$9,700

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING EBITDA	2021	2020	2021	2020
Seed	$1,123	$956	$1,740	$1,537
Crop Protection	370	309	691	547
Corporate Expenses	(32)	(29)	(66)	(54)
Operating EBITDA (Non-GAAP)	$1,461	$1,236	$2,365	$2,030

RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Income from continuing operations after income taxes (GAAP)	$1,018	$766	$1,631	$1,047
Provision for income taxes on continuing operations	284	78	462	205
Income from continuing operations before income taxes (GAAP)	1,302	844	2,093	1,252
Depreciation and amortization	313	300	617	583
Interest income	(18)	(9)	(39)	(27)
Interest expense	7	14	14	24
Exchange losses (gains) - net[1]	14	(1)	49	60
Non-operating benefits - net[2]	(315)	(91)	(626)	(164)
Mark-to-market losses on certain foreign currency contracts not designated as hedges[3]	23		22
Significant items charge[4]	135	179	235	302
Operating EBITDA (Non-GAAP)	$1,461	$1,236	$2,365	$2,030

1.Refer to page A-14 for pre-tax and after tax impacts of exchange losses - net.
2.Non-operating benefits—net consists of non-operating pension and other post-employment benefit (OPEB) (benefits) costs, tax indemnification adjustments, environmental remediation and legal costs associated with legacy EID businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
3.Effective January 1, 2021, on a prospective basis, the company excludes net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting. For the three and six months ended June 30, 2020, the unrealized mark-to-market gain was $27 million.
4.Refer to page A-10 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q2 2021 vs. Q2 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$276	8%	$227	6%	—%	6%	2%	—%
EMEA	67	10%	23	4%	5%	(1)%	6%	—%
Latin America	73	14%	55	11%	6%	5%	3%	—%
Asia Pacific	20	4%	—	—%	2%	(2)%	5%	(1)%
Rest of World	160	10%	78	5%	4%	1%	5%	—%
Total	$436	8%	$305	6%	1%	5%	2%	—%

SEED
	Q2 2021 vs. Q2 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$201	7%	$163	6%	—%	6%	1%	—%
EMEA	34	13%	24	9%	10%	(1)%	4%	—%
Latin America	28	14%	20	10%	10%	—%	4%	—%
Asia Pacific	(21)	(13)%	(26)	(16)%	—%	(16)%	3%	—%
Rest of World	41	6%	18	3%	7%	(4)%	3%	—%
Total	$242	7%	$181	5%	1%	4%	2%	—%

CROP PROTECTION
	Q2 2021 vs. Q2 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$75	11%	$64	10%	2%	8%	1%	—%
EMEA	33	9%	(1)	—%	2%	(2)%	9%	—%
Latin America	45	15%	35	11%	3%	8%	4%	—%
Asia Pacific	41	14%	26	9%	3%	6%	7%	(2)%
Rest of World	119	12%	60	6%	2%	4%	7%	(1)%
Total	$194	12%	$124	8%	3%	5%	4%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q2 2021 vs. Q2 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$123	6%	$96	5%	3%	2%	1%	—%
Soybeans	75	7%	66	6%	(2)%	8%	1%	—%
Other oilseeds	52	24%	32	15%	4%	11%	9%	—%
Other	(8)	(5)%	(13)	(7)%	(5)%	(2)%	2%	—%
Total	$242	7%	$181	5%	1%	4%	2%	—%

CROP PROTECTION PRODUCT LINE
	Q2 2021 vs. Q2 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$60	7%	$24	3%	2%	1%	4%	—%
Insecticides	15	3%	(2)	(1)%	2%	(3)%	4%	—%
Fungicides	87	39%	72	32%	4%	28%	9%	(2)%
Other	32	43%	30	40%	6%	34%	3%	—%
Total	$194	12%	$124	8%	3%	5%	4%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	First Half 2021 vs. First Half 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$254	5%	$197	4%	—%	4%	1%	—%
EMEA	202	10%	109	5%	4%	1%	5%	—%
Latin America	157	17%	221	23%	9%	14%	(6)%	—%
Asia Pacific	45	6%	26	3%	2%	1%	5%	(2)%
Rest of World	404	11%	356	9%	5%	4%	2%	—%
Total	$658	7%	$553	6%	2%	4%	1%	—%

SEED
	First Half 2021 vs. First Half 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$121	3%	$79	2%	(1)%	3%	1%	—%
EMEA	100	9%	71	6%	5%	1%	3%	—%
Latin America	86	20%	124	29%	9%	20%	(9)%	—%
Asia Pacific	(28)	(12)%	(31)	(13)%	2%	(15)%	1%	—%
Rest of World	158	9%	164	9%	5%	4%	—%	—%
Total	$279	5%	$243	4%	1%	3%	1%	—%

CROP PROTECTION
	First Half 2021 vs. First Half 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$133	12%	$118	10%	3%	7%	2%	—%
EMEA	102	11%	38	4%	2%	2%	7%	—%
Latin America	71	13%	97	18%	9%	9%	(5)%	—%
Asia Pacific	73	14%	57	11%	3%	8%	6%	(3)%
Rest of World	246	12%	192	10%	4%	6%	3%	(1)%
Total	$379	12%	$310	10%	4%	6%	3%	(1)%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	First Half 2021 vs. First Half 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$147	4%	$139	4%	3%	1%	—%	—%
Soybeans	71	6%	59	5%	(2)%	7%	1%	—%
Other oilseeds	100	21%	86	18%	4%	14%	3%	—%
Other	(39)	(12)%	(41)	(12)%	(5)%	(7)%	—%	—%
Total	$279	5%	$243	4%	1%	3%	1%	—%

CROP PROTECTION PRODUCT LINE
	First Half 2021 vs. First Half 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$223	13%	$166	10%	4%	6%	3%	—%
Insecticides	22	3%	13	2%	5%	(3)%	1%	—%
Fungicides	119	26%	115	25%	4%	21%	4%	(3)%
Other	15	10%	16	11%	3%	8%	(1)%	—%
Total	$379	12%	$310	10%	4%	6%	3%	(1)%

1.Organic sales is defined as price and volume and excludes currency and portfolio impacts.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Seed	$(115)	$(135)	$(136)	$(145)
Crop Protection	(11)	(40)	(43)	(111)
Corporate	(9)	(4)	(56)	(46)
Total significant items before income taxes	$(135)	$(179)	$(235)	$(302)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[5]		($ Per Share)
	2021	2020	2021	2020	2021	2020
1st Quarter
Restructuring and asset related charges, net [1]	$(100)	$(70)	$(77)	$(57)	$(0.10)	$(0.08)
Loss on divestiture [2]	—	(53)	—	(43)	—	(0.06)
Income tax items [3]	—	—	—	(19)	—	(0.02)
1st Quarter — Total	$(100)	$(123)	$(77)	$(119)	$(0.10)	$(0.16)

2nd Quarter
Restructuring and asset related charges, net [1]	(135)	(179)	(107)	(143)	(0.14)	(0.19)
Income tax items [3]	—	—	—	29	—	0.04
2nd Quarter — Total	$(135)	$(179)	$(107)	$(114)	$(0.14)	$(0.15)

Year-to-date Total [4]	$(235)	$(302)	$(184)	$(233)	$(0.25)	$(0.31)

1.First and second quarter 2021 included restructuring and asset related charges of $(100) and $(135), respectively. The charges for the second quarter primarily relate to a $(21) charge associated with the 2021 Restructuring Actions and a $(112) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits. The charges for the first quarter primarily relate to a $(89) charge associated with the 2021 Restructuring Actions and a $(7) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits.

First quarter and second quarter 2020 included restructuring and asset related charges of $(70) and $(179), respectively. The charge for the second quarter included a $(41) charge related to the Execute to Win Productivity Program and a $(138) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits. The charge for the first quarter included a $(63) charge related to the Execute to Win Productivity Program, a $(10) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits, and a $3 asset related benefit associated with the DowDuPont Synergy Program.

2.First quarter 2020 included a loss of $(53) included in other income - net related to the sale of the La Porte site, for which the company signed an agreement during the first quarter 2020, and closed during the first quarter of 2021.

3.Second quarter 2020 reflected a benefit of $29 due to an elective change in accounting method that altered the 2019 impact of the business separation on the 2017 Tax Cuts and Jobs Act's foreign tax provisions. First quarter 2020 included an after tax charge related to the impact of a state tax valuation allowance in the U.S. based on a change in judgment about the realizability of a deferred tax asset.

4.Earnings per share for the year may not equal the sum of quarterly earnings per share due to the changes in average share calculations.

5.Unless specifically addressed in notes above, the income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings Per Share (Non-GAAP)
Operating earnings per share is defined as earnings per share from continuing operations – diluted, excluding non-operating benefits - net, amortization of intangibles (existing as of Separation), net unrealized gain or loss from mark-to-market activity on certain foreign currency derivative instruments that do not qualify for hedge accounting, and significant items.

	Three Months Ended June 30,
	2021	2020	2021	2020
	$	$	EPS (diluted)	EPS (diluted)
Net income from continuing operations attributable to Corteva (GAAP)	$1,015	$760	$1.37	$1.01
Less: Non-operating benefits - net, after tax [1]	237	67	0.32	0.09
Less: Amortization of intangibles (existing as of Separation), after tax	(140)	(137)	(0.19)	(0.19)
Less: Mark-to-market losses on certain foreign currency contracts not designated as hedges, after tax[2]	(18)		(0.02)
Less: Significant items charge, after tax	(107)	(114)	(0.14)	(0.15)
Operating Earnings (Non-GAAP)	$1,043	$944	$1.40	$1.26

	Six Months Ended June 30,
	2021	2020	2021	2020
	$	$	EPS (diluted)	EPS (diluted)
Net income from continuing operations attributable to Corteva (GAAP)	$1,625	$1,031	$2.18	$1.37
Less: Non-operating benefits - net, after tax [1]	474	124	0.64	0.16
Less: Amortization of intangibles (existing as of Separation), after tax	(283)	(251)	(0.38)	(0.33)
Less: Mark-to-market losses on certain foreign currency contracts not designated as hedges, after tax[2]	(17)		(0.02)
Less: Significant items charge, after tax	(184)	(233)	(0.25)	(0.31)
Operating Earnings (Non-GAAP)	$1,635	$1,391	$2.19	$1.85

1.Non-operating benefits—net consists of non-operating pension and other post-employment benefit (OPEB) benefits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy EID businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
2.Effective January 1, 2021, on a prospective basis, the company excludes net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting. For the three and six months ended June 30, 2020, the unrealized mark-to-market gain was $27 million.

Corteva, Inc.
Operating EBITDA to Operating Earnings Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings Per Share

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Operating EBITDA (Non-GAAP)[1]	$1,461	$1,236	$2,365	$2,030
Depreciation	(133)	(124)	(254)	(244)
Interest Income	18	9	39	27
Interest Expense	(7)	(14)	(14)	(24)
Provision for income taxes on continuing operations before significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), mark-to-market losses on certain foreign currency contracts not designated as hedges, and exchange gains/(losses), net (Non-GAAP)[1]	(278)	(160)	(440)	(307)
Base income tax rate from continuing operations (Non-GAAP)[1]	20.8%	14.5%	20.6%	17.2%
Exchange (losses) gains - net, after tax[2]	(15)	3	(55)	(75)
Net income attributable to non-controlling interests	(3)	(6)	(6)	(16)
Operating Earnings (Non-GAAP)[1]	$1,043	$944	$1,635	$1,391
Diluted Shares (in millions)	743.3	751.6	746.4	752.0
Operating Earnings Per Share (Non-GAAP)[1]	$1.40	$1.26	$2.19	$1.85

1.     Refer to pages A-5 through A-9 and A-11 through A-13 for Non-GAAP reconciliations.
2.     Refer to page A-14 for pre-tax and after tax impacts of exchange (losses) gains - net.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange (losses) gains, significant items, amortization of intangibles (existing as of Separation), mark-to-market gains on certain foreign currency contracts not designated as hedges, and non-operating benefits - net.

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Income from continuing operations before income taxes (GAAP)	$1,302	$844	$2,093	$1,252
Add: Significant items - charge [1]	135	179	235	302
Non-operating benefits - net	(315)	(91)	(626)	(164)
Amortization of intangibles (existing as of Separation)	180	176	363	339
Mark-to-market losses on certain foreign currency contracts not designated as hedges[2]	23		22
Less: Exchange (losses) gains, net[3]	(14)	1	(49)	(60)
Income from continuing operations before income taxes, significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), mark-to-market losses on certain foreign currency contracts not designated as hedges, and exchange (losses) gains, net (Non-GAAP)	$1,339	$1,107	$2,136	$1,789

Provision for income taxes on continuing operations (GAAP)	$284	$78	$462	$205
Add: Tax benefits on significant items charge[1]	28	65	51	69
Tax expenses on non-operating benefits - net	(78)	(24)	(152)	(40)
Tax benefits on amortization of intangibles (existing as of Separation)	40	39	80	88
Tax benefits on mark-to-market losses on certain foreign currency contracts not designated as hedges[2]	5		5
Tax expenses on exchange (losses) gains, net[3]	(1)	2	(6)	(15)
Provision for income taxes on continuing operations before significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), mark-to-market losses on certain foreign currency contracts not designated as hedges, and exchange (losses) gains, net (Non-GAAP)	$278	$160	$440	$307

Effective income tax rate (GAAP)	21.8%	9.2%	22.1%	16.4%
Significant items, non-operating benefits, amortization of intangibles (existing as of Separation), and mark-to-market losses on certain foreign currency contracts not designated as hedges effect	(0.8)%	5.1%	(0.7)%	2.2%
Tax rate from continuing operations before significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), and mark-to-market losses on certain foreign currency contracts not designated as hedges	21.0%	14.3%	21.4%	18.6%
Exchange (losses) gains, net effect[3]	(0.2)%	0.2%	(0.8)%	(1.4)%
Base income tax rate from continuing operations (Non-GAAP)	20.8%	14.5%	20.6%	17.2%

1. See Significant Items table for further detail.
2. Effective January 1, 2021, on a prospective basis, the company excludes net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting. For the three and six months ended June 30, 2020, the unrealized mark-to-market gain was $27 million.
3. See page A-14 for further details of exchange (losses) gains.

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains/Losses
The company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gains (losses)	$36	$(13)	$(15)	$(239)
Local tax (expenses) benefits	(13)	5	(14)	28
Net after tax impact from subsidiary exchange gains (losses)	$23	$(8)	$(29)	$(211)

Hedging Program (Loss) Gain
Pre-tax exchange (losses) gains	$(50)	$14	$(34)	$179
Tax benefits (expenses)	12	(3)	8	(43)
Net after tax impact from hedging program exchange (losses) gains	$(38)	$11	$(26)	$136

Total Exchange (Loss) Gain
Pre-tax exchange (losses) gains	$(14)	$1	$(49)	$(60)
Tax (expenses) benefits	(1)	2	(6)	(15)
Net after tax exchange (losses) gains	$(15)	$3	$(55)	$(75)

As shown above, the "Total Exchange (Loss) Gain" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program (Loss) Gain."